                                                                    EXHIBIT 10.2


            CONSENT, WAIVER, AND THIRD AMENDMENT TO CREDIT AGREEMENT


         THIS CONSENT, WAIVER, AND THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated effective as of May 29, 2002 (the "Amendment Date"), is among INTERVOICE-BRITE, INC. (formerly InterVoice, Inc.; "Parent"), BRITE VOICE SYSTEMS, INC. (successor by merger to InterVoice Acquisition Subsidiary III, Inc.; "Borrower"), BANK OF AMERICA, NATIONAL ASSOCIATION (successor by merger to Bank of America National Trust and Savings Association) in its capacity as administrative agent ("Agent"), and the Lenders party hereto.

                                    RECITALS:

         A. Parent, Borrower, Agent, and the Lenders have entered into that certain Credit Agreement dated as of June 1, 1999 (as amended, the "Credit Agreement"). Parent and Borrower have requested that certain provisions of the Credit Agreement be amended in certain respects.

         B. Parent and Borrower have informed Agent and the Lenders of Parent's proposal to obtain unsecured subordinated financing from a lender or lenders to be determined by Parent (collectively, the "Junior Lender"). Parent and Borrower have requested that the Lenders consent to Parent incurring such Funded Debt in one or more transactions (collectively, the "Junior Financing Transaction").

         C. Parent, Borrower, Agent, and certain of the Lenders have entered into that certain Forbearance Agreement dated as of March 7, 2002 (as amended, the "Forbearance Agreement") with respect to an Event of Default under Section
12.2 of the Credit Agreement. Parent and Borrower have requested that the Lenders waive the Event of Default described herein and therein.

         D. Subject to satisfaction of the conditions set forth herein, the undersigned Lenders are willing to (i) amend the Credit Agreement, (ii) consent to the Junior Financing Transaction, and (iii) waive the Existing Default, each as specifically provided herein.

         NOW, THEREFORE, BE IT RESOLVED, THAT, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   Definitions

         Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.



CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 1

                                    ARTICLE 2

                                    Consents

         Section 2.1 Consent to Junior Financing Transaction. Notwithstanding anything in the Credit Agreement to the contrary, including Section 11.1 and
Section 11.2 of the Credit Agreement, the Lenders hereby confirm their consent to the Junior Financing Transaction upon the terms and conditions following:

                  (a) The aggregate amount of Funded Debt incurred by Parent in connection with the Junior Financing Transaction shall be in an amount not less than $10,000,000, but not greater than $20,000,000.

                  (b) The Junior Financing Transaction shall be entered into on terms substantially similar to those set forth on Annex A to this Amendment and as otherwise may be acceptable to the Required Lenders and pursuant to formal documentation in form and substance reasonably satisfactory to Agent.

                  (c) The cash proceeds received by Parent in connection with the Junior Financing Transaction shall be delivered to Agent on the closing date of the Junior Financing Transaction and, first, shall be applied to repay all outstanding principal and interest owing on the Term Loans, second, shall be applied to repay the outstanding principal and interest owing on the Revolving Loans (without reducing the Revolving Commitments), and third, shall be deposited to a deposit account of Parent and used to support the working capital needs of Parent and its Subsidiaries.

         Section 2.2 Conditional Release of Pledge of Foreign Stock. Notwithstanding anything in the Credit Agreement to the contrary, if any Foreign Subsidiary enters into a credit facility with a lending institution to support such Foreign Subsidiary's operations outside of the U.S. (any such credit facility to be on terms and pursuant to documentation in form and substance reasonably satisfactory to Agent), each Lender hereby agrees that Agent is authorized to release its Liens on the Capital Stock of each Foreign Subsidiary owned by Parent or any other Subsidiary of Parent.

                                    ARTICLE 3

                                     Waiver

         Section 3.1 Waiver of Event of Default. Pursuant to Section 12.2 of the Credit Agreement, Borrower was required to cause Parent and its Subsidiaries to maintain a Fixed Charge Coverage Ratio calculated as of February 28, 2002 (the "Measurement Date"), for the preceding four (4) Fiscal Quarters then ending, of not less than 1.25 to 1.00. As of the Measurement Date, the Fixed Charge Coverage Ratio for the preceding four (4) Fiscal Quarters was less than the required ratio. Borrower's failure to cause Parent and its Subsidiaries to maintain the Fixed Charge Coverage Ratio as required by the Credit Agreement, constitutes an Event of Default under Section 13.1(c) of the

CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 2

Credit Agreement (the "Existing Default"). Effective as of the Amendment Date, and subject to the conditions precedent contained herein, the Lenders hereby waive the Event of Default resulting from the Existing Default.

         Section 3.2 Limitation of Waiver. Parent and Borrower hereby agree that the waiver specifically described in Section 3.1 shall not constitute and shall not be deemed a waiver of any other Default or Event of Default, whether arising as a result of further violations of Section 12.2 or otherwise, or a waiver of any rights or remedies arising as a result of such other Defaults or Events of Default. The failure of Parent and Borrower to comply with Section 12.2 for any date, or any period ending on any date, other than as described above shall constitute an Event of Default.

                                    ARTICLE 4

                                   Amendments

         Section 4.1 Amendments to Section 1.1. Effective as of the Amendment Date, Section 1.1 of the Credit Agreement is hereby amended as follows:

                  (a) Additional Defined Terms. The following terms are hereby added (in appropriate alphabetical order) to Section 1.1 of the Credit Agreement, the definition of which terms shall read in their respective entireties as follows:

                           "Account Debtor " means each Person obligated in any
                  way on or in connection with any Receivable.

                           "Annualized Last Three Months EBITDA" means the
                  EBITDA for the three (3) calendar months most recently ended, multiplied by four.

                           "Annualized Last Three Months Capital Expenditures"
                  means the Capital Expenditures for the three (3) calendar months most recently ended, multiplied by four.

                           "Annualized Last Three Months Cash Interest and
                  Scheduled Principal Payments" means the cash interest paid by the Parent and its Subsidiaries along with any cash principal payments made for three (3) calendar months most recently ended, multiplied by four.

                           "Annualized Last Three Months Cash Taxes" means the
                  cash taxes paid by the Parent and its Subsidiaries for the three (3) calendar months most recently ended, multiplied by four.

                           "Availability " means, at any time, (a) the lesser of
                  (i) the aggregate Revolving Commitments or (ii) the Borrowing Base, minus (b) the Outstanding Revolving Credit.

CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 3

                           "Blocked Account Agreement" means an agreement among
                  Parent, Borrower, Agent, and a Lender (if applicable) in form and substance satisfactory to Agent, concerning the collection of payments which represent the proceeds of Receivables or of any other Collateral.

                           "Borrowing Base" means, at any time, an amount equal
                  to the lesser of (a) the aggregate Revolving Commitments or
                  (b) the sum of, without duplication, (i) seventy-five percent (75.0%) of the Net Amount of Eligible Receivables, plus (ii) forty percent (40.0%) of Eligible Inventory, minus (iii) Reserves.

                           "Borrowing Base Certificate" means a certificate
                  executed and delivered by the chief executive officer or chief financial officer of each of Parent and Borrower, in form acceptable to Agent, setting forth the calculation of the Borrowing Base, including a calculation of each component thereof (including to the extent Parent or Borrower has received notice of any Reserve from Agent, any of the Reserves included in such calculation pursuant to clause (b) of the definition of Borrowing Base), all in such detail as shall be satisfactory to Agent. All calculations of the Borrowing Base in connection with the preparation of any Borrowing Base Certificate shall originally be made by Parent and Borrower and certified to Agent; provided that Agent shall have the right to review and adjust, in the exercise of its reasonable credit judgment, any such calculation (a) to reflect its reasonable estimate of declines in value of any of the Collateral described therein, and (b) to the extent that such calculation is not in accordance with this Agreement.

                           "Eligible Inventory" means Inventory, valued at the
                  lower of cost or market value, which Agent, in its reasonable credit judgment, determines to be Eligible Inventory. Without limiting the discretion of Agent to establish other criteria of ineligibility, Eligible Inventory shall not, unless the Agent in its reasonable credit judgment elects, include any
                  Inventory: (a) that is not owned by Parent or Borrower, including Inventory held by Parent or Borrower on consignment;
                  (b) that is not subject to Liens in favor of Agent (for the benefit of Agent and the Lenders) which are perfected as to such Inventory, or that is subject to any other Lien whatsoever; (c) that is finished goods, work-in-process, chemicals, samples, prototypes, supplies, or packing and shipping materials; (d) that is not in good condition, is unmerchantable, or does not meet all standards imposed by any Governmental Authority having regulatory authority over such goods or their use or sale; (e) that is not currently usable in the normal course of Parent's or Borrower's business, or that is slow moving or stale; (f) that is obsolete, defective, returned, repossessed, or used goods taken in trade; (g) that is located outside the U.S. or that is in transit from vendors or suppliers; (h) that is located in a public

CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 4
                  warehouse or in possession of a bailee or in a facility leased by Parent or Borrower, if the applicable warehouseman, bailee, or lessor has not delivered to Agent, if requested by Agent, a subordination agreement in form and substance satisfactory to Agent or if a Reserve for rents or storage charges has not been established for Inventory at that location; (i) that contains or bears any Intellectual Property licensed to Parent or Borrower by any Person, if Agent is not satisfied that it may sell or otherwise dispose of such Inventory without infringing the rights of the licensor of such Intellectual Property or violating any contract with such licensor (and without payment of any royalties other than any royalties due with respect to the sale or disposition of such Inventory pursuant to the existing license agreement), and, if Agent deems it necessary, as to which Parent and Borrower have not delivered to Agent a consent or sublicense agreement from such licensor in form and substance acceptable to Agent; (j) that is acquired in connection with any acquisition, including a Permitted Acquisition, to the extent Agent has not completed an audit of such Inventory with results satisfactory to Agent; or (k) that is not reflected in the details of a current perpetual inventory report. If any Inventory at any time ceases to be Eligible Inventory, such Inventory shall promptly be excluded from the calculation of the Borrowing Base.

                           "Eligible Receivables" means Receivables of Parent
                  and Borrower which Agent in the exercise of its reasonable credit judgment determines to be Eligible Receivables. Without limiting the discretion of Agent to establish other criteria of ineligibility, Eligible Receivables shall not, unless Agent in its reasonable credit judgment elects, include any
                  Receivable: (a) with respect to which more than ninety (90) days have elapsed since the date of the original invoice therefor or which is more than sixty (60) days past due from the due date of the original invoice therefor; (b) with respect to which any of the representations, warranties, covenants, and agreements contained in the Parent Security Agreement or the Borrower Security Agreement, as applicable, are incorrect or have been breached; (c) with respect to which Receivable (or any other Receivable due from the applicable Account Debtor), in whole or in part, a check, promissory note, draft, trade acceptance, or other instrument for the payment of money has been received, presented for payment, and returned uncollected for any reason; (d) which represents a progress billing (for the purposes hereof, "progress billing" means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor's obligation to pay such invoice is conditioned upon Parent's or Borrower's completion of any further performance under such contract or agreement); (e) with respect to which any one or more of the following events has occurred to the Account Debtor on such Receivable: (i) death or judicial declaration of incompetency of such Account Debtor who is a natural person; (ii) the filing by or against such Account Debtor of a request or petition for liquidation, reorganization,

CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 5
                  arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the Bankruptcy Code or any other bankruptcy, insolvency, or similar laws of the U.S., any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; (iii) the making of any general assignment by such Account Debtor for the benefit of creditors; (iv) the appointment of a receiver or trustee for such Account Debtor or for any of the assets of the Account Debtor, including, without limitation, the appointment of or taking possession by a "custodian," as defined in the Bankruptcy Code; (v) the institution by or against such Account Debtor of any other type of insolvency proceeding (under the Bankruptcy Code or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, such Account Debtor; (vi) the sale, assignment, or transfer of all or any material part of the assets of such Account Debtor;
                  (vii) the nonpayment generally by such Account Debtor of its debts as they become due; or (viii) the cessation of the business of such Account Debtor as a going concern; (f) if twenty-five percent (25.0%) or more of the aggregate Dollar amount of outstanding Receivables owed at such time by the Account Debtor thereon is classified as ineligible pursuant to the other provisions of this definition other than clause (d) preceding; (g) owed by an Account Debtor which (i) does not maintain its chief executive office in the U.S., (ii) is not organized under the laws of the U.S. or any political subdivision or state thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, except to the extent that such Receivable is secured or payable by a letter of credit satisfactory to Agent in its discretion; (h) owed by an Account Debtor which is an Affiliate or employee of Parent or Borrower; (i) except as provided in clause (k) following, with respect to which either the perfection, enforceability, or validity of the Liens in favor of Agent in such Receivable, or Agent's right or ability to obtain direct payment to Agent of the proceeds of such Receivable, is governed by any federal, state, or local statutory requirements other than those of the UCC; (j) owed by an Account Debtor to which Parent or Borrower or any of their respective Affiliates, is indebted in any way, or which is subject to any right of setoff or recoupment by the Account Debtor, unless the Account Debtor has entered into an agreement acceptable to Agent to waive setoff rights, or if the Account Debtor thereon has disputed liability or made any claim with respect to any other Receivable due from such Account Debtor, but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim; (k) owed by the government of the U.S., or any department, agency, public corporation, or other instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. Section 3727 et seq.), and any other steps necessary to perfect Agent's Liens therein, have been complied with to Agent's satisfaction with respect to such Receivable; (l) owed by any state,

CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 6
                  municipality, or other political subdivision of the U.S., or any department, agency, public corporation, or other instrumentality thereof and as to which Agent determines that its Lien therein is not or cannot be perfected; (m) which represents a sale on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis; (n) which is evidenced by a promissory note or other instrument or by chattel paper; (o) with respect to which Agent believes, in the exercise of its reasonable judgment, that the prospect of collection of such Receivable is impaired or that such Receivable may not be paid by reason of the Account Debtor's financial inability to pay; (p) with respect to which the Account Debtor is located in any state requiring the filing of a Notice of Business Activities Report or similar report in order to permit Parent or Borrower to seek judicial enforcement in such state of payment of such Receivable, unless Parent or Borrower, as applicable, has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then current year; (q) which arises out of a sale not made in the ordinary course of Parent's or Borrower's business or which represents a rebate due from a vendor; (r) with respect to which the goods giving rise to such Receivable have not been shipped and delivered to and accepted by, or have been rejected or objected to by, the Account Debtor or the services giving rise to such Receivable have not been performed by Parent or Borrower, and, if applicable, accepted by the Account Debtor, or the Account Debtor revokes its acceptance of such goods or services; (s) owed by an Account Debtor, or group of affiliated Account Debtors, which is obligated to Parent and Borrower respecting Receivables the aggregate unpaid balance of which exceeds twenty-five percent (25.0%) of the aggregate unpaid balance of all Receivables owed to Parent and Borrower at such time by all of Parent and Borrower's Account Debtors, but only to the extent of such excess; (t) which is not subject to a first priority and perfected security interest in favor of Agent, for the benefit of Agent and the Lenders; (u) with respect to which Parent, Borrower, or Agent (in the exercise of its reasonable credit judgment) has deemed such Receivable as uncollectible or has any reason to believe that such Receivable is uncollectible; (v) which is acquired in connection with any acquisition, including a Permitted Acquisition, to the extent Agent has not completed an audit of the Receivables acquired in connection with such acquisition with results satisfactory to Agent; and (x) which Agent determines in its reasonable credit judgment is ineligible for any other reason. If any Receivable at any time ceases to be an Eligible Receivable, then such Receivable shall promptly be excluded from the calculation of the Borrowing Base.

                           "Junior Financing Debt" means the outstanding Debt of
                  Parent funded in connection with the Junior Financing Transaction.


CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 7

                           "Junior Financing Transaction" means the issuance of
                  unsecured subordinated notes to one or more lenders or other form of borrowing by Parent from one or more lenders (such lenders to be determined by Parent) pursuant to one or more note purchase agreement, promissory note, or other similar agreement between Parent and each such lender on terms acceptable to the Required Lenders (including, without limitation, provisions that principal thereunder may be paid in Capital Stock of Parent and limitations on each such lender's rights of acceleration and exercise of remedies) and subject to documentation reasonably acceptable to Agent.

                           "Net Amount of Eligible Receivables" means, at any
                  time, the gross amount of Eligible Receivables, less sales, excise, or similar taxes, and less returns, discounts, claims, credits, allowances, accrued rebates, offsets, deductions, counterclaims, disputes, and other defenses of any nature at any time issued, owing, granted, outstanding, available, or claimed.

                           "Payment Account" means a bank account subject to a
                  Blocked Account Agreement to which funds of Parent and Borrower (including proceeds of Receivables and other Collateral), as applicable, are deposited or credited, and which is maintained in the name of Agent, Parent, or Borrower, or any of them, as Agent may determine, on terms acceptable to Agent.

                           "Reserves" means reserves that limit availability of
                  credit hereunder, consisting of reserves against Eligible Inventory or Eligible Receivables, established by Agent from time to time in Agent's reasonable credit judgment.

                  (b) Amendments to Existing Defined Terms. The following defined terms are hereby amended and restated to read in their respective entireties as follows:

                           "Fixed Charge Coverage Ratio" means, as of any period
                  end and determined on a consolidated basis for Parent and its Subsidiaries, the ratio of (a) Annualized Last Three Months EBITDA, less (b) the Annualized Last Three Months Capital Expenditures, less (c) Annualized Last Three Months Cash Taxes, to (d) the Annualized Last Three Months Cash Interest and Scheduled Principal Payments.

                           "Leverage Ratio" means, as of any period end and
                  determined on a consolidated basis for Parent and its Subsidiaries, the ratio of (a) Funded Debt, excluding Funded Debt incurred in connection with the Junior Financing Transaction, determined as of the end of such period, to (b) Annualized Last Three Months EBITDA.

                           "Revolving Commitment" means, as to each Lender, the
                  obligation of such Lender to make advances of funds and purchase participation interests

CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 8
                  in (or with respect to the Issuing Bank as a Lender, hold other interests in) Letters of Credit in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on Schedule 1.1 (or if applicable, the most recent Assignment and Acceptance executed by such Lender) under the heading "Revolving Commitment", as the same may be reduced or terminated pursuant to Section 2.5, Section 5.4, or Section
                  13.2. The aggregate amount of the Revolving Commitments as of May 29, 2002 equals twelve million Dollars ($12,000,000).

                           "Revolving Maturity Date" means June 1, 2003.

                           "Term Maturity Date" means the earlier to occur of
                  (a) June 1, 2003, or (b) the closing date of the Junior Financing Transaction.

         Section 4.2 Amendment to Section 2.1. Effective as of the Amendment Date, Section 2.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  Section 2.1 Revolving Commitments. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make advances to Borrower from time to time from and including the Closing Date to but excluding the Revolving Maturity Date in an aggregate principal amount at any time outstanding up to but not exceeding the amount of such Lender's Revolving Commitment as then in effect; provided, however, (a) the aggregate Outstanding Revolving Credit shall not at any time exceed the Borrowing Base, (b) no Revolving Loan shall be made in excess of the Availability in effect at the time of the requested Revolving Loan, (c) the Outstanding Revolving Credit applicable to a Lender shall not at any time exceed such Lender's Revolving Commitment, and (d) the Outstanding Revolving Credit of all of the Lenders shall not at any time exceed the aggregate Revolving Commitments. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, Borrower may borrow, prepay, and reborrow hereunder the amount of the Revolving Commitments. All Revolving Loans made or Continued on or after May 29, 2002 shall be Base Rate Accounts and shall be established and maintained at such Lender's Applicable Lending Office for Base Rate Accounts.

         Section 4.3 Amendment to Section 4.1. Effective as of the Amendment Date, Section 4.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  Section 4.1 Interest Rate. Borrower shall pay to Agent, for the account of each Lender, interest on the unpaid principal amount of each Loan made by such Lender for the period commencing on the date of such Loan to but excluding the date such Loan is due, at a fluctuating rate per annum equal to the Applicable Rate. The term "Applicable Rate" means:



CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 9

                           (a) during the period that such Loan or portion
                  thereof is outstanding as a Base Rate Account, the Base Rate, plus the Base Rate Margin; and

                           (b) during the period that such Loan or portion
                  thereof is outstanding as a Libor Account or as Libor Accounts, the Adjusted Libor Rate, plus the Libor Rate Margin;

         provided, however, that, notwithstanding anything to the contrary contained elsewhere in this Agreement, effective as of May 29, 2002, Libor Accounts shall not be available hereunder and all outstanding Libor Accounts (if any) shall be automatically Converted to Base Rate Accounts (and Borrower shall be responsible for any amounts arising under Section 6.5 as a result of such Conversion).

         Section 4.4 Amendment to Section 4.2. Effective as of the Amendment Date, Section 4.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  Section 4.2 Determinations of Margins and Commitment Fee Rate. Effective as of May 29, 2002, (a) the Commitment Fee Rate shall be one-half percent (0.50%) and (b) on any date of determination, the Base Rate Margin shall be as set forth in the following table:

                                                                             BASE RATE
                            DATE OF DETERMINATION                              MARGIN
                            ---------------------                            ---------

                    May 29, 2002 through and including                          1.75%
                    August 31, 2002

                    September 1, 2002 through and including                     2.25%
                    November 30, 2002

                    December 1, 2002 through and including                      2.75%
                    February 28, 2003

                    March 1, 2003 and thereafter                                3.25%

         Section 4.5 Amendment to Section 5.4. Effective as of the Amendment Date, Section 5.4(a)(i) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           (i) Revolving Loans. If at any time the Outstanding
                  Revolving Credit exceeds (A) the aggregate Revolving Commitments, Borrower shall, within one (1) Business Day after notice thereof from the Agent, prepay the outstanding Revolving Loans by the amount of such excess, or (B) the Borrowing Base, Borrower shall, within one (1) Business Day after the date

CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 10
                  required for delivery of a Borrowing Base Certificate which would calculate such excess or within one (1) Business Day after notice thereof from Agent to Borrower, prepay the outstanding Revolving Loans by the amount of such excess.

         Section 4.6 Amendments to Section 10.1. Effective as of the Amendment Date, Section 10.1 of the Credit Agreement is hereby amended as follows:

                  (a) The word "and" is deleted at the end of Section 10.1(k) and Section 10.1(l) is amended and restated to read in its entirety as follows:

                           (l) Borrowing Base Certificate. As soon as available,
                  and in any event by the second Business Day of each week, a Borrowing Base Certificate setting forth a computation of the Borrowing Base as of the last Business Day of the immediately preceding week, together with other information as may be reasonably requested by Agent, and setting forth the calculations supporting the computations therein;

                  (b) A new Section 10.1(m) is added, which Section 10.1(m) shall read in its entirety as follows:

                           (m) Receivables Agings, Etc.

                                    (i) At any time any amount is outstanding
                           under the Revolving Loans, as soon as available, and in any event by the second Business Day of each week as of the last Business Day of the immediately preceding week, a schedule of Parent's and Borrower's Receivables, which schedule shall set forth a detailed aged final balance of all then existing Receivables of Parent and Borrower specifying the names, addresses, and balances due for each Account Debtor obligated on the Receivables so listed;

                                    (ii) If no amount is outstanding under the
                           Revolving Loans, as soon as available, and in any event by the fifth Business Day of each calendar month as of the last Business Day of the immediately preceding calendar month, a schedule of Parent's and Borrower's Receivables, which schedule shall meet the requirements of clause (i) preceding;

                                    (iii) As soon as available, and in any event
                           by the second Business Day of each week as of the last Business Day of the immediately preceding week, a report of cash receipts of and disbursements made by Parent and Borrower during such week;



CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 11

                                    (iv) As soon as available, and in any event
                           by the fifth Business Day of each calendar month, a schedule of Inventory itemizing and describing the kind, type, and quantity of all Inventory owned by Parent and Borrower, the cost thereof, and the location thereof; and

                  (c) A new Section 10.1(n) is added, which Section 10.1(n) shall read in its entirety as follows:

                           (n) General Information. Promptly, such other
                  information concerning Parent and Borrower or any Subsidiary of Parent or Borrower as Agent or any Lender may from time to time reasonably request.

         Section 4.7 Amendment to Section 10.6. Effective as of the Amendment Date, Section 10.6 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  Section 10.6 Inspection Rights. Parent will, and will cause each Subsidiary of Parent to, permit representatives and agents of Agent, accompanied by representatives and agents of any Lender, during normal business hours and upon reasonable notice to Parent, to examine, copy, and make extracts from Parent's or such Subsidiary's books and records, to visit and inspect Parent's or such Subsidiary's Properties and to discuss Parent's or such Subsidiary's business, operations, and financial condition with its officers and independent certified public accountants. Parent will, and will cause each Subsidiary of Parent to, authorize its accountants in writing (with a copy to Agent) to comply with this Section. Agent or its representatives may, at any time and from time to time at Parent's and Borrower's expense, conduct field exams for such purposes as Agent or the Required Lenders may reasonably request. Without limiting the generality of the foregoing sentence, Agent or its representatives may conduct field exams on or around September 1, 2002, and every ninety (90) days thereafter, all at Parent's and Borrower's expense (including, without limitation, Agent's customary charge of $800 per day for each Person performing such exams).

         Section 4.8 Addition of Section 10.15. Effective as of the Amendment Date, a new Section 10.15 is hereby added to the Credit Agreement, which shall read in its entirety as follows:

                  Section 10.15 Collection of Accounts; Payments. Upon the earlier to occur of August 31, 2002 or the occurrence of any Event of
         Default:

                           (a) Parent and Borrower shall establish a lock-box
                  service for collections of Receivables with Agent or another Lender (subject to a Blocked Account Agreement and other documentation acceptable to Agent). Parent and Borrower shall promptly and thereafter instruct all of their respective

CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 12
                  account debtors to make all payments directly to the address established for such service. If notwithstanding such instructions, Parent or Borrower receives any proceeds of Receivables, it shall receive such proceeds as Agent's trustee, and shall immediately deliver such payments to Agent in their original form duly endorsed in blank or deposit them into a Payment Account, as Agent may direct.

                           (b) All collections of Parent and Borrower received
                  in any lock-box or Payment Account or directly by Parent or Borrower, and all funds in any such Payment Account or other deposit account to which such collections are deposited shall be subject to Agent's sole control and withdrawals by Parent or Borrower shall not be permitted.

                           (c) All collections of any Person other than Parent
                  or Borrower received in any lock-box or Payment Account and all funds in any such Payment Account or other deposit account to which such collections are deposited shall be subject to Agent's sole control and withdrawals by Parent or Borrower shall not be permitted.

                           (d) Agent or Agent's designee may, at any time after
                  a Default or an Event of Default has occurred, notify Parent's and Borrower's account debtors that Parent's and Borrower's (as applicable) Receivables have been assigned to Agent and of Agent's security interest therein, and may collect such Receivables directly and may charge the collection costs and expenses against the proceeds received or to Borrower as a Revolving Loan. So long as an Event of Default exists, Parent and Borrower, at Agent's request, shall execute and deliver to Agent such documents as Agent shall require to grant Agent access to any post office box in which collections of Parent's and Borrower's Receivables are received.

                           (e) If sales of Inventory are made or services are
                  rendered by Parent or Borrower for cash, Parent or Borrower (as applicable) shall immediately deliver, or cause to be delivered, to Agent or deposit into a Payment Account, the cash received by Parent or Borrower.

         Section 4.9 Addition of Section 10.16. Effective as of the Amendment Date, a new Section 10.16 is hereby added to the Credit Agreement, which shall read in its entirety as follows:

                  Section 10.16 Retention of Business Consultant. On and after May 29, 2002, Parent and Borrower shall retain William Blair & Company or another similar business consultant or investment banking firm to help arrange financing to replace the Commitments by refinancing with another lender on or before the Maturity Date.



CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 13

         Section 4.10 Amendment to Section 12.1. Effective as of the Amendment Date, Section 12.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  Section 12.1 Leverage Ratio. As of the end of each calendar month ending specified below, Parent shall not permit the Leverage Ratio to exceed the ratio set forth below opposite the applicable month specified below:

                             Period End                                    Leverage Ratio
                             ----------                                    --------------

           September 30, 2002                                               3.50 to 1.00

           October 31, 2002                                                 3.10 to 1.00

           November 30, 2002                                                2.50 to 1.00

           December 31, 2002 and each other month                           2.00 to 1.00
           ending thereafter

         Section 4.11 Amendment to Section 12.2. Effective as of the Amendment Date, Section 12.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  Section 12.2 Fixed Charge Coverage Ratio. As of the end of each calendar month specified below, Parent shall not permit the Fixed Charge Coverage Ratio calculated as of the last day of each such calendar month to be less than the ratio set forth below opposite the applicable month specified below:

                             Period End                           Fixed Charge Coverage Ratio
                             ----------                           ---------------------------

           September 30, 2002                                               0.60 to 1.00

           October 31, 2002                                                 0.80 to 1.00

           November 30, 2002                                                1.10 to 1.00

           December 31, 2002                                                1.25 to 1.00

           January 31, 2003                                                 1.50 to 1.00

           February 28, 2003                                                1.80 to 1.00

           March 31, 2003                                                   1.90 to 1.00

           April 30, 2003                                                   2.00 to 1.00

           May 31, 2003 and each other month                                2.25 to 1.00
           ending thereafter

CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 14

         Section 4.12 Addition of Section 12.5. Effective as of the Amendment Date, a new Section 12.5 is hereby added to the Credit Agreement, which shall read in its entirety as follows:

                  Section 12.5 Minimum EBITDA. As of the end of each calendar month specified below, Parent shall not permit EBITDA for such month to be less than the amount set forth opposite the applicable month specified below:

                           Period End                                 Minimum EBITDA
                           ----------                                 --------------

           June 30, 2002                                                  $(4,500,000)

           July 31, 2002                                                  $  (500,000)

           August 31, 2002                                                $ 3,000,000

           September 30, 2002                                             $(4,500,000)

         Section 4.13 Amendments to Section 13.1. Effective as of the Amendment Date, Section 13.1 of the Credit Agreement is hereby amended as follows:

                  (a) The word "or" is deleted at the end of Section 13.1(m) and the period at the end of Section 13.1(n) is replaced with a semicolon and the word "or".

                  (b) A new Section 13.1(o) is added, which shall read in its entirety as follows:

                           (o) Any payment with respect to the principal amount
                  of the Junior Financing Debt shall be paid in cash at any time any Revolving Loan is outstanding (after giving effect to the making of such payment), any prepayment shall be made in cash with respect to the principal amount of the Junior Financing Debt, or any event of default, redemption event, triggering event, change of control, or other event which permits the holder of the Junior Financing Debt (i) to accelerate the Junior Financing Debt or otherwise permits any holder of the Junior Financing Debt to cause the Junior Financing Debt to be redeemed for cash prior to its scheduled maturity or required payment of a premium or other charge in cash or (ii) to exercise any remedies with respect thereto (other than any such event of default or other default or acceleration that is remedied within two (2) Business Days of such occurrence by the issuance of Capital Stock of Parent in satisfaction of the Junior Financing Debt); provided that the date set forth in this Section 13.1(o) may be extended with the written approval of the Required Lenders.

         Section 4.14 Amendments to Schedule 1.1. Effective as of the Amendment Date, Schedule 1.1 of the Credit Agreement is hereby amended to change the "REVOLVING COMMITMENTS" to read as follows:


CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 15

                             REVOLVING COMMITMENTS:

                           Lender                       Commitment Amount    Pro Rata Share
                           ------                       -----------------    --------------

         Bank of America, National                        $ 2,080,000.00       17.3333333%
         Association

         Fleet National Bank                              $ 2,080,000.00       17.3333333%

         Bank One, Texas, NA                              $ 1,920,000.00       16.0000000%

         The Bank of Nova Scotia                          $ 1,200,000.00       10.0000000%

         IBM Credit Corporation                           $ 1,200,000.00       10.0000000%

         Comerica Bank                                    $   880,000.00        7.3333333%

         U.S. Bank National Association                   $   880,000.00        7.3333333%

         Union Bank of California, N.A.                   $   880,000.00        7.3333333%

         Bank Austria Creditanstalt                       $   880,000.00        7.3333333%
         Corporate Finance, Inc.
                                                          --------------       ----------
         Total Revolving Commitments                      $12,000,000.00              100%
                                                          ==============       ==========

                                    ARTICLE 5

                                   Conditions

         Section 5.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

                  (b) after giving effect to this Amendment, no Default or Event of Default shall be in existence;

                  (c) Parent, Borrower, and the Required Lenders shall have delivered to Agent an executed original copy of this Amendment;

                  (d) Borrower shall have paid to Agent all fees, costs, and expenses owed to and/or incurred by Agent and each such Lender arising in connection with the Credit Agreement or



CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 16
         this Amendment, including, without limitation, the reasonable fees, costs, and expenses of Agent's legal counsel, Jenkens & Gilchrist, a Professional Corporation;

                  (e) Borrower shall have paid to Agent, for the ratable benefit of each Lender providing to Agent its signature page to the commitment letter provided to the Borrower relating to this Amendment on or before 3:00 p.m. (Dallas, Texas time) May 29, 2002, an amendment fee of $120,000 (such fee to be allocated to such Lenders pro rata based on the amount of each such Lender's Commitment);

                  (f) The Mortgage Transaction (as defined in that certain Consent and Amendment to Forbearance Agreement, dated as of March 31, 2002, among Parent, Borrower, Agent, and the Lenders party thereto) shall have closed and funded and Borrower shall have made the prepayment required under Section 5.4(b) of the Credit Agreement in connection therewith;

                  (g) The Junior Financing Transaction shall have closed (which Junior Financing Transaction shall be subordinated to the Obligations pursuant to a subordination and intercreditor agreement in form and substance satisfactory to Agent) and $10,000,000 of Junior Financing Debt shall have funded thereunder; and

                  (h) all proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to Agent and the Required Lenders (execution and delivery of a counterpart of this Amendment evidencing completion of each condition to effectiveness hereof to Agent's and such Lender's satisfaction).

                                    ARTICLE 6

                 Ratifications, Representations, and Warranties

         Section 6.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Parent, Borrower, Agent, and the Lenders agree that the Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.

         Section 6.2 Representations and Warranties. Each of Parent and Borrower hereby represents and warrants to Agent and the Lenders that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Parent and Borrower and will not violate the articles of incorporation or bylaws of Parent or Borrower, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof (except to

CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 17
the extent that such representations and warranties were expressly, in the Credit Agreement, made only in reference to a specific date), (c) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, and (d) each of Parent and Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents.

                                    ARTICLE 7

                              Loan Party Agreements

         Section 7.1 Release and Waiver. To induce Agent and the Lenders to agree to the terms of this Amendment, Borrower, Parent and each other Loan Party (by its execution of this Amendment or the Reaffirmation of Guaranty and Pledge and Security Agreement attached to this Amendment) represents and warrants that as of the date of its execution of this Amendment there are no claims or offsets against or defenses or counterclaims to its obligations under the Loan Documents and in accordance therewith it:

                  (a) WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF THIS AMENDMENT AND

                  (b) RELEASE. RELEASES AND DISCHARGES AGENT AND THE LENDERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES, AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION, OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH BORROWER, PARENT, OR ANY OTHER LOAN PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE, OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

         Section 7.2 Amendment and Other Fees. In consideration of the consents, waivers, and amendments contained herein and in addition to any fees payable under the Credit Agreement, Borrower hereby agrees (a) on or before November 30, 2002 (unless the Credit Agreement shall have been terminated and all Obligations thereunder shall have been paid in full on or before such date), to pay to Agent, for the ratable benefit of each Lender providing to Agent its signature page to this Amendment on or before 12:00 noon (Dallas, Texas time) May 29, 2002, an availability fee of $50,000 (such fee to be allocated to such Lenders pro rata based on the amount of each such Lender's Commitment), and (b) on the Amendment Date and on or before the last Business Day of each month after the Amendment Date beginning June 30, 2002, to Agent for its own account, a collateral monitoring fee equal to (i) for the months of May, June, and July, 2002, $5,000 and (ii) for



CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 18
each month thereafter (until such time that the Credit Agreement shall have been terminated and all Obligations thereunder shall have been paid in full), $10,000.

                                    ARTICLE 8

                                  Miscellaneous

         Section 8.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender shall affect the representations and warranties or the right of Agent or any Lender to rely upon them.

         Section 8.2 Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         Section 8.3 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 8.4 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE U.S.

         Section 8.5 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Parent, Borrower, Agent, and the Lenders and their respective successors and assigns, except neither Parent nor Borrower may assign or transfer any of its respective rights or obligations hereunder without the prior written consent of the Lenders.

         Section 8.6 Counterparts. This Amendment may be executed in one or more counterparts, and on telecopy counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 8.7 Effect of Amendment. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant, condition, or duty by Parent, Borrower, or any other Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition, or duty.

         Section 8.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 19

         Section 8.9 Entire Agreement. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                  [remainder of page intentionally left blank]



CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 20

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.


                                        BORROWER:

                                        BRITE VOICE SYSTEMS, INC. (successor
                                        by merger to InterVoice Acquisition
                                        Subsidiary III, Inc.)


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------




CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 21

                                        PARENT:

                                        INTERVOICE-BRITE, INC. (formerly
                                        InterVoice, Inc.)


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 22

                                        AGENT and ISSUING BANK:

                                        BANK OF AMERICA, NATIONAL ASSOCIATION
                                        (successor by merger to Bank of America
                                        National Trust and Savings Association), as Agent


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 23

                                        LENDERS:

                                        BANK OF AMERICA, NATIONAL ASSOCIATION
                                        (successor by merger to Bank of America
                                        National Trust and Savings Association)


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 24

                                        BANK ONE, TEXAS, N.A.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 25

                                        U.S. BANK NATIONAL ASSOCIATION


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 26

                                        FLEET NATIONAL BANK


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 27

                                        IBM CREDIT CORPORATION


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 28

                                        UNION BANK OF CALIFORNIA, N.A.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 29

                                        THE BANK OF NOVA SCOTIA


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 30

                                        BANK AUSTRIA CREDITANSTALT CORPORATE
                                        FINANCE, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 31

                                        COMERICA BANK


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 32

           REAFFIRMATION OF GUARANTY AND PLEDGE AND SECURITY AGREEMENT

         Each of the undersigned hereby (a) consents to the execution and delivery of the Consent, Waiver, and Third Amendment to Credit Agreement to which this Reaffirmation of Guaranty and Pledge and Security Agreement is attached (the "Amendment") by the parties thereto, (b) AGREES TO THE WAIVER AND RELEASE CONTAINED IN SECTION 7.1 OF THE AMENDMENT, (c) agrees that the Amendment shall not limit or diminish the obligations of each of the undersigned under their certain Loan Documents delivered in connection with the Credit Agreement, executed or joined in by each of the undersigned and delivered to Agent, (d) reaffirms its obligations under each of such Loan Documents, and (e) agrees that each of such Loan Documents remains in full force and effect and is hereby ratified and confirmed.

Dated effective as of May 29, 2002.


                                        INTERVOICE GP, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        INTERVOICE LP, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        INTERVOICE ACQUISITION SUBSIDIARY, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 33

                                        INTERVOICE ACQUISITION SUBSIDIARY II,
                                        INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        INTERVOICE LIMITED PARTNERSHIP

                                        By: InterVoice GP, Inc.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        BVSI, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        BVS INVESTCO, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



CONSENT, WAIVER AND THIRD
AMENDMENT TO CREDIT AGREEMENT - Page 34

                                     ANNEX A
                                       TO
            CONSENT, WAIVER, AND THIRD AMENDMENT TO CREDIT AGREEMENT

                       Junior Financing Transaction Terms